EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SARA CREEK GOLD CORP. (the "Company") on Form 10-K/A Amendment No. 2 for the period ended August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean Pomerleau, President, CEO, CFO, Secretary, Treasurer & Director (principal executive officer, principal financial officer and principal accounting officer) of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2011

By: __/s/ Jean Pomerleau___________________

Name: Jean Pomerleau

Title: President, CEO, CFO, Secretary, Treasurer & Director (principal executive officer, principal financial officer and principal accounting officer)